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                                                                [Execution Copy]



                            LETTER AMENDMENT NO. 3
                                      to
                  AMENDED AND RESTATED MASTER SHELF AGREEMENT


                                 April 1, 1995


The Prudential Insurance Company
of America
c/o Prudential Capital Group
1201 Elm Street, Suite 4900
Dallas, Texas 75270

Ladies and Gentlemen:

      We refer to the Amended and Restated Master Shelf Agreement dated as of December 19, 1991 among the undersigned and you (such agreement, as amended, being referred to as the "AGREEMENT"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

      The Company has requested that you amend certain covenants in the Agreement. You have indicated your willingness to so agree. Accordingly, it is hereby agreed by you and us as follows:

      The Agreement is, effective the date first above written, hereby amended as follows:

      1. PARAGRAPH 6C(1). LIENS. Paragraph 6C(1) is amended by amending clauses (vi), (vii), (viii) and (ix) and the last proviso thereof in their entirety to read as follows:

      "(vi) Liens on deposit and other bank accounts of the Company created by the right of a lender party to the NCNB Agreement or the Inventory Loan Agreement to offset obligations of the Company owing under such agreements, respectively, against such accounts if, and only if, there is no agreement between any such lender and the Company which requires the Company to maintain any deposit or other funds in any account with such lender other than as provided in (vii) below,

      (vii) Liens on deposits of the Company under the NCNB Agreement to secure the face amount of outstanding letters of credit issued pursuant to the NCNB Agreement,

      (viii) Liens securing sales or transfers of accounts receivable pursuant to the Permitted Securitization Program, and

      (ix) other Liens on the property of the Company,

   provided that the aggregate amount of Debt secured by Liens permitted by
   --------
   clauses (iv), (v), (viii) (to the extent of the Over-Collateralization Amount) and (ix), together with the amount of undrawn letters of credit subject to the obligation to provide deposits referred to in clause (vii), whether or not such deposits have been provided, does not exceed at any time an amount in excess of 5% of Consolidated Tangible Net Worth."

      2. PARAGRAPH 6C(5). MERGER AND SALE OF ASSETS. Paragraph 6C(5) is amended by amending clause (ix) thereof in its entirety to read as follows:

                                       33                      Exhibit No. 10.39
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          "(ix)  sales of accounts receivables pursuant to the Permitted
      Securitization Program in an aggregate amount not to exceed $75,000,000."

          3. PARAGRAPH 6C(9). SALE OR DISCOUNT OF RECEIVABLES. Paragraph 6C(9) is amended in its entirety to read as follows:

          "6C(9). SALE OR DISCOUNT OF RECEIVABLES. Sell with recourse, or discount (other than to the extent of finance and interest charges included therein) or otherwise sell for less than face value thereof, any of its notes or accounts receivable except (i) notes or accounts
                                          ------
      receivable the collection of which is doubtful in accordance with general accepted accounting principles and (ii) pursuant to the Permitted Securitization Program; provided, however, that the Company and the
                              --------- -------
      Subsidiaries may not have more than one Permitted Securitization Program outstanding at any time."

          4. PARAGRAPH 10B. OTHER TERMS. Paragraph 10B is amended by (I) amending the definition of "Adjusted Consolidated Debt" as follows and (II) inserting the following new definition in alphabetical order:

          "'ADJUSTED CONSOLIDATED DEBT' shall mean Consolidated Debt (excluding any Debt relating to the Permitted Securitization Program to the extent an amount equal to the Receivables Investment is deducted from Consolidated Net Tangible Assets) plus Excess Working Capital Deficit.
                           ----

          'PERMITTED SECURITIZATION PROGRAM' means a transaction or series of transactions pursuant to which:

              (a) the Company and the Subsidiaries sell, transfer or otherwise dispose of, at not less than face value, on a revolving basis, an undivided interest in a pool of the Company's and the Subsidiaries' accounts receivable to a special purpose entity, in an amount not to exceed, at any time $75,000,000, plus 10% of the amount sold or transferred at such time for the purpose of providing the purchaser with over-collateralization (the "OVER-COLLATERALIZATION AMOUNT"); and

              (b) the Company and the Subsidiaries grant a security interest (the "SECURITY INTEREST") in all or a portion of their accounts receivable (the "PLEDGED ACCOUNTS RECEIVABLE") to a special purpose entity (the "SPECIAL PURPOSE ENTITY") for the purpose of providing the Special Purpose Entity with a basis of recourse for its investment in the Pledged Accounts Receivable (the "RECEIVABLES INVESTMENT"), provided that:
          --------

                  (i) the maximum recourse to the Pledged Accounts Receivable shall be equal to the purchase price of the Receivables Investment plus 10%, in an aggregate amount not to exceed Eighty-Two Million Five Hundred Thousand Dollars ($82,500,000) (the "RECOURSE AMOUNT").

                  (ii) the Security Interest shall apply to each Pledged
              Accounts Receivable in an amount not to exceed the proportion that the Recourse Amount bears to the face value of the Pledged Accounts Receivable; and

                  (iii) the Company and the Subsidiaries shall be entitled to share (with the Special Purpose Entity), on a pari passu and pro rata basis (based upon the purchaser's share described in clause
              (ii), all proceeds (if any) derived from each Pledged Accounts Receivable."

      On and after the effective date of this letter amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this letter amendment. The Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

          This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

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      If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this letter amendment to the Company at its address at 12200 N. Pecos Street, Suite 230, Denver, CO 80234, Attention of John C. Walter, Vice President-General Counsel. This letter amendment shall become effective as of the date first above written when and if (i) counterparts of this letter amendment shall have been executed by us and you, (ii) the consent attached hereto shall have been executed by each Guarantor, (iii) the NCNB Agreement shall been amended in a manner similar to this letter amendment and (iv) the Note Purchase Agreements between the Company and the purchasers relating to the Company's 7.65% Senior Notes due April 30, 2003 shall have been amended in a manner similar to this letter amendment to the extent applicable.

                                         Very truly yours,

                                         WESTERN GAS RESOURCES, INC.



                                         By: ___________________________________
                                             Title:

Agreed as of the date first above written:


THE PRUDENTIAL INSURANCE COMPANY
 OF AMERICA



By: ___________________________________
    Vice President

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                             CONSENT TO AMENDMENT

          Each of the undersigned is a Guarantor ("GUARANTOR" and, collectively, "GUARANTORS") under separate guaranties (each being a "GUARANTY") dated as of October 27, 1992 or August 31, 1993 in favor of The Prudential Insurance Company of America ("PRUDENTIAL"), for itself and on behalf of affiliates of Prudential with respect to the obligations of Western Gas Resources, Inc. (the "COMPANY") under a Master Shelf Agreement dated as of December 19, 1991, as amended (the "ORIGINAL AGREEMENT"). The terms used herein have the meaning specified in each Guaranty unless otherwise defined herein. Prudential and the Company entered into an Amended and Restated Master Shelf Agreement dated as of December 19, 1991 (as subsequently amended, the "AMENDED AGREEMENT") which amended the
Original Agreement.   Prudential and the Company are entering into a Letter
Amendment No. 3 to Amended and Restated Master Shelf Agreement dated as of August 31, 1994 to which this consent is attached (the "LETTER AMENDMENT").
Each of the undersigned hereby consents to the Letter Amendment and each hereby confirms and agrees that its Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of this consent, all references in the Guaranty of the undersigned to the "Shelf Agreement", "thereunder", "thereof" or words of like import referring to the Shelf Agreement shall mean the Amended Agreement as amended by the Letter Amendment.

          Dated as of April 1, 1995.


                                  MGTC, INC.
                                  WESTERN GAS RESOURCES STORAGE, INC.
                                  MOUNTAIN GAS RESOURCES, INC.
                                  WESTERN GAS RESOURCES - TEXAS, INC.
                                  WESTERN GAS RESOURCES - OKLAHOMA, INC.
                                  MIGC, INC.



                                  By: __________________________________________
                                      Title:

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